                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2007

                   Morgan Stanley Capital I Trust 2007 - TOP25
           (Exact name of issuing entity as specified in its charter)

                     Wells Fargo Bank, National Association
                     Bear Stearn Commercial Mortgage , Inc.
                      Principal Commercial Funding II, LLC
                     Morgan Stanley Mortgage Capital I Inc.
            (Exact names of sponsors as specified in their charters)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

      NEW YORK                    333-130684            Applied for, but not yet
  (State or Other        (Commission File Number of     received from the I.R.S.
  Jurisdiction of                Depositor)
Incorporation of the                                        (I.R.S. Employer
   issuing entity)                                        Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                         (principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01  Other Events

         On January 30, 2007, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement, dated as of January 1, 2007, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as
trustee and custodian of the Trust (the "Trustee") and Wells Fargo Bank,
National Association, as paying agent (the "Paying Agent"), certificate registrar and authentication agent, providing for the Company's Commercial
Mortgage Pass-Through Certificates, Series 2007-TOP24. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 99.1.

         On January 30, 2007, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of January 1, 2007 (the "Primary Servicing Agreement"), by and between the
Master Servicer and Principal Global Investors, LLC, as the primary servicer.
The Primary Servicing Agreement is annexed hereto as Exhibit 99.2.

         On January 19, 2007, Morgan Stanley & Co. Incorporated, Bear, Stearns &
Co. Inc. and the Company entered into an Underwriting Agreement, dated as of
January 19, 2007 (the "Underwriting Agreement"). The Underwriting Agreement is
annexed hereto as Exhibit 99.3.

         On January 19, 2007, Morgan Stanley Capital I Inc. (the "Company")
entered into (a) a Mortgage Loan Purchase Agreement, dated as of January 19,
2007, by and between the Company, as purchaser, and Bear Stearns Commercial
Mortgage, Inc. (the "Bear MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of January 19, 2007, by and between the Company, as purchaser, and Morgan
Stanley Mortgage Capital Inc. (the "Morgan MLPA"), (c) a Mortgage Loan Purchase
Agreement, dated as of January 19, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "Principal II MLPA"),
and (d) a Mortgage Loan Purchase Agreement, dated as of January 19, 2007, by and between the Company, as purchaser, and Wells Fargo Bank, National Association
(the "Wells MLPA"), each in connection with the Company's Commercial Mortgage
Pass-Through Certificates, Series 2007-TOP25. The Bear MLPA is annexed hereto as
Exhibit 99.4. The Morgan MLPA is annexed hereto as Exhibit 99.5. The Principal
II MLPA is annexed hereto as Exhibit 99.6. The Wells MLPA is annexed hereto as
Exhibit 99.7.

Section 9  Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

               (a)   Financial Statements of Business Acquired
                     Not applicable.

               (b)   Pro Forma Financial Information
                     Not applicable.

               (c)   Exhibits:

Exhibit No.     Description
-----------     -----------

99.1    Pooling and Servicing Agreement, dated as of January 1, 2007, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the
Paying Agent.

99.2    Mortgage Loan Purchase Agreements, dated as of January 19, 2007, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.3    Mortgage Loan Purchase Agreements, dated as of January 19, 2007, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.4    Mortgage Loan Purchase Agreements, dated as of January 19, 2007, by and between the Company and Wells Fargo Bank, National Association.

99.5    Mortgage Loan Purchase Agreements, dated as of January 19, 2007, by and between the Company and Principal Commercial Funding II, LLC.

99.6    Primary Servicing Agreement, dated as of January 1, 2007, by and between the Master Servicer and Principal Global Investors, LLC.

99.7    Underwriting Agreement, dated as of January 1, 2007, by and among Morgan
Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2007

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Anthony J. Sfarra
     ---------------------
     Name: Anthony J. Sfarra
     Title:  Vice President